Earnings / (Loss) per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share

14.       Earnings / (Loss) per Share

All shares issued (including the restricted shares issued under the Company's Incentive Plan) are the Company's common stock and have equal rights to vote and participate in dividends upon their vesting. The calculation of basic earnings / (loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. For the purpose of calculating diluted earnings per share the weighted average number of diluted shares outstanding includes the incremental shares assumed issued determined in accordance with the treasury stock method.

For 2013 and on the basis that the Company incurred losses, the effect of any incremental shares would be anti-dilutive and therefore basic and diluted loss per share is the same.

For 2012 and 2011, the denominator of the diluted earnings per share calculation includes 0 and 42,574 shares, being the number of incremental shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding.

	2013		2012		2011
	Basic LPS	Diluted LPS	Basic EPS	Diluted EPS	Basic EPS	Diluted EPS

Net income / (loss)	$(21,205)	$(21,205)	$54,639	$54,639	$107,497	$107,497

Weighted average number of basic shares outstanding	81,328,390	81,328,390	81,083,485	81,083,485	81,081,774	81,081,774
Incremental shares	-	-	-	-	-	42,574
Weighted average number of diluted common shares outstanding	-	81,328,390	-	81,083,485	-	81,124,348

Earnings / (loss) per share	$(0.26)	$(0.26)	$0.67	$0.67	$1.33	$1.33